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                                                                  Exhibit 99.1

                                 [VennWorks LLC]



AXCESS Inc.                                               December 31, 2001
3208 Commander Drive
Dallas, Texas 75006

                   Re: Series 2000 Non-Voting Preferred Stock

Ladies and Gentlemen:

     VennWorks LLC., a Delaware limited liability company ("VennWorks"), hereby notifies and directs AXCESS Inc. (the "Company") to convert Series 2000 Non-Voting Preferred Stock held by VennWorks at December 31, 2001 into common shares of the Company as provided in Section 5 of the Certificate of Designations, Preferences, Powers and Rights of Series 2000 Non-Voting Preferred Stock (the "Certificate").

         1.       Issuance  of Common  Shares.  VennWorks hereby directs the
                  ----------------------------
Company to issue 2,899,824 shares of Common Stock in exchange for 1,014.94 shares of Series 2000 Non-Voting Preferred Stock held by VennWorks at December 31, 2001


         2.       Securities Act Legend; Registration Rights.
                  ------------------------------------------

                  2.1 The Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"). Certificates representing the Shares shall bear a restrictive legend substantially to the effect of the following:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THOSE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION THEREFROM.

                  3.       Representations  and  Warranties  of VennWorks.
                           ----------------------------------------------
 VennWorks hereby represents and warrants to the Company as follows:


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                           3.1 VennWorks is acquiring the Shares for its own
         account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

                           3.2 VennWorks understands that the Shares have not been registered under the Securities Act, by reason of their issuance by the Company in transactions exempt from the registration requirements of the Securities Act, and that the Shares must be held by VennWorks indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

                           3.3 VennWorks further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts, after compliance with the holding periods and other provisions thereof.

                           3.4 VennWorks understands that its investment hereunder involves substantial risks and represents and warrants that it has made such independent examinations and investigations of the Company as it has deemed necessary in making its investment decision, and VennWorks further represents and warrants that it has had sufficient access to the officers, directors, books and records of the Company as it has deemed necessary to conduct such examination and investigation and make such investment decision.

                           3.5 VennWorks is able to bear the economic risk of the investment contemplated by this agreement and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this agreement.

                                                     Very truly yours,

                                                 VENNWORKS LLC.

                                               By:     VennWorks ______.,
                                                       its Managing Member

                                             By:   /S/ ROBERT BERTOLDI
                                                   ---------------------------
                                                       A Managing Member



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